                                                                   Exhibit 10.12

                              VI ACQUISITION CORP.

                              AMENDED AND RESTATED
                             SUBSCRIPTION AGREEMENT

                  This Amended and Restated Subscription Agreement, dated as of November 19, 2003 is made by and among WIND POINT PARTNERS IV, L.P., WIND POINT PARTNERS V, L.P. and WIND POINT IV EXECUTIVE ADVISOR PARTNERS, L.P., each of which is a Delaware limited partnership, WIND POINT ASSOCIATES IV, LLC, a Delaware limited liability company (collectively, the "Purchasers"), and VI ACQUISITION CORP., a Delaware corporation (the "Corporation") and amends, restates and replaces in its entirety that certain Subscription Agreement, dated as of July 31, 2003 among the Purchasers and the Corporation.

                  Each of the Purchasers hereby subscribes for that number of shares of Common Stock and shares of the Series A Preferred Stock (collectively, the "Shares") of the Corporation set forth opposite its name on the attached Exhibit A and each of them hereby agrees to pay to the Corporation the subscription price of $1.00 per share of Common Stock and $1,000.00 per share of Series A Preferred Stock representing the aggregate investment purchase price reflected on Exhibit A.

                  Each of the Purchasers hereby represents and warrants to the Corporation that (i) it is purchasing these Shares for its own account, for investment only and not with a view towards their resale; (ii) it understands that these Shares have not been registered under the Securities Act of 1933, as amended or any state securities laws, based on exemptions from such laws, and that these Shares may not be sold or otherwise transferred without registration under or exemption from the provisions of applicable securities laws, and that a legend to such effect may be placed on the certificates evidencing these Shares referring to these restrictions on transferability and sale of the Shares, and
(iii) it is qualified by previous experience to evaluate the risks and merits of this investment.

                  Each of the undersigned hereby agrees to indemnify and hold harmless the Corporation, its affiliates, successors, and anyone acting on its behalf from and against all damages, losses, costs, and expenses (including reasonable attorneys' fees) which they may incur by reason of the inaccuracy or falsity of any representation or breach of any warranty or covenant made herein or in any document provided by the undersigned to the Corporation in connection herewith.

Dated: November 19, 2003

                          Subscribing Parties:

                          WIND POINT PARTNERS IV, L.P.,
                          WIND POINT PARTNERS V, L.P.,
                          WIND POINT IV EXECUTIVE ADVISOR PARTNERS, L.P. WIND POINT ASSOCIATES IV, LLC

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

                                   WIND POINT IV EXECUTIVE ADVISOR
                                   PARTNERS, L.P.

                                   By: Wind Point Investors IV, L.P.
                                   Its: General Partner

                                        By: Wind Point Advisors LLC
                                        Its: General Partner

                                   By: /s/ Jeffrey A. Gonyo
                                      ------------------------------------------
                                   Name: Jeffrey A. Gonyo
                                   Its: Managing Member

                                   WIND POINT ASSOCIATES IV, LLC

                                   By: Wind Point Investors IV, L.P.
                                   Its: Manager

                                        By:  Wind Point Advisors LLC
                                        Its: General Partner

                                   By: /s/ Jeffrey A. Gonyo
                                      ------------------------------------------
                                   Name:  Jeffrey A. Gonyo
                                   Its:  Managing Member

                                   WIND POINT PARTNERS  IV, L.P.

                                   By: Wind Point Investors IV, L.P.
                                   Its: General Partner

                                        By: Wind Point Advisors LLC
                                        Its: General Partner

                                   By: /s/ Jeffrey A. Gonyo
                                      ------------------------------------------
                                   Name: Jeffrey A. Gonyo
                                   Its: Managing Member

                                   By: /s/ Robert L. Cummings
                                      ------------------------------------------
                                   Name:    Robert L. Cummings
                                   Its:   Managing Member

                                   WIND POINT PARTNERS  V, L.P.

                                   By: Wind Point Investors V, L.P.
                                   Its: General Partner

                                        By: Wind Point Advisors LLC
                                        Its: General Partner

                                   By: /s/ Jeffrey A. Gonyo
                                       -----------------------------------------
                                   Name: Jeffrey A. Gonyo
                                   Its: Managing Member

                                   By: /s/ Robert L. Cummings
                                       -----------------------------------------
                                   Name: Robert L. Cummings
                                   Its: Managing Member

Accepted and agreed
as of this 19th day of November, 2003:

VI ACQUISITION CORP.

By: /s/ Debra Koenig
    --------------------------
     Name: Debra Koenig
     Its:  Executive Vice President

                                    EXHIBIT A

                   SHARES SUBSCRIBED; AGGREGATE PURCHASE PRICE

                                                                 SHARES OF SERIES A        AGGREGATE PURCHASE
           INVESTOR                   SHARES OF COMMON                PREFERRED                  PRICE
------------------------------- ----------------------------- -------------------------- --------------------
WIND POINT PARTNERS IV, L.P.                  1,324                     61.075                 $ 62,399.00
WIND POINT PARTNERS V, L.P.                   3,520                    162.331                 $165,851.00
WIND POINT IV EXECUTIVE                          10                      0.459                 $    469.00
ADVISOR PARTNERS, L.P.
WIND POINT ASSOCIATES IV, LLC                     5                      0.226                 $    231.00